THE TIMOTHY PLAN

May 15, 2012

Supplement to the Statutory Prospectus and the Statement of Additional

Information, each dated January 31, 2012

Effective April 16, 2012, Jefferies Asset Management, LLC, Investment Manager to the commodities allocation of the Timothy Plan Defensive Strategies Fund (the “Fund”), changed its name to “CoreCommodity Management, LLC”. Accordingly, all references to Jefferies Asset Management in the Fund’s Statutory Prospectus and Statement of Additional Information are hereby deleted and replaced with the name “CoreCommodity Management, LLC”. Please note that this is a change in the Investment Manager’s name only. No material changes have been made to the Investment Manager’s business, ownership or operations.

ALL PORTIONS OF THE STATUTORY PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.

You should read this Supplement in conjunction with the Prospectus dated January 31, 2012, and Statement of Additional Information dated January 31, 2012, each of which provide information that you should know before investing and should be retained for future reference.

Supplement dated May 15, 2012